UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2026

SUPER MICRO COMPUTER, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33383	77-0353939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

980 Rock Avenue, San Jose, California 95131

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (408) 503-8000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SMCI	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

Distribution Agreement

On June 11, 2026, Super Micro Computer, Inc., a Delaware corporation (the “Company”) entered into a distribution agreement (the “Distribution Agreement”) with J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC and Citigroup Global Markets Inc., as agents (each, an “Agent” and collectively, the “Agents”), to sell shares of common stock, par value $0.001 per share, of the Company (the “Common Stock”) having aggregate sales proceeds of up to $1.25 billion (the “Shares”), from time to time, through an “at-the-market” offering program (the “ATM Offering”).

Upon delivery of a placement notice and subject to the terms and conditions of the Distribution Agreement, the Agents will use reasonable efforts consistent with their normal trading and sales practices, applicable state and federal laws, rules and regulations and the rules of the Nasdaq Global Select Market to sell the Shares from time to time based upon the Company’s instructions for the sales, including any price, time or size limits specified by the Company. Under the Distribution Agreement, the Agents may sell the Shares in ordinary brokers’ transactions, to or through a market maker, on or through the Nasdaq Global Select Market or any other market venue where the securities may be traded, in the over-the-counter market, in privately negotiated transactions, in transactions that are deemed to be “at the market offerings” as defined in Rule 415(a)(4) under the Securities Act of 1933, as amended, or through any other method permitted by law. The Agents’ obligations to sell the Shares under the Distribution Agreement are subject to satisfaction of certain conditions, including customary closing conditions.

The Distribution Agreement provides that the Agents will be entitled to compensation for their services in the form of a commission of up to 1.0% of the aggregate gross proceeds from each sale of the Shares, and the Company has agreed to reimburse the Agents for certain specified expenses. The Company has also agreed to provide the Agents with customary indemnification and contribution rights. The Company is not obligated to sell any Shares under the Distribution Agreement and may at any time suspend solicitation and offers under the Distribution Agreement. The Distribution Agreement may be terminated by the Company at any time by giving written notice to the Agents for any reason, or by each Agent at any time, with respect to such Agent only, by giving written notice to the Company for any reason or immediately under certain circumstances, including but not limited to the occurrence of a material adverse change in the Company. The ATM Offering of the Shares pursuant to the Distribution Agreement will terminate upon the termination of the Distribution Agreement by the Company or the Agents.

The sales and issuances of the Shares under the Distribution Agreement will be made pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-296641) (the “Registration Statement”), filed with the Securities and Exchange Commission (the “SEC”) on June 9, 2026. The Company filed a prospectus supplement with the SEC on June 12, 2026 in connection with the offer and sale of the Shares pursuant to the Distribution Agreement.

The foregoing description of the Distribution Agreement is not complete and is qualified in its entirety by reference to the full text of such agreement, a copy of which is filed herewith as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In connection with the ATM Offering, the legal opinion as to the legality of the Common Stock sold is being filed as Exhibit 5.1 to this Current Report on Form 8-K.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities under the Distribution Agreement, nor shall there be any sale of such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Underwriting Agreement

On June 10, 2026, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC and Goldman Sachs & Co. LLC, as the representatives of the underwriters (the “Underwriters”), pursuant to which the Company agreed to issue and sell 45,454,545 shares of Common Stock to the Underwriters (the “Common Stock Offering”). Pursuant to the Underwriting Agreement, the Company granted the Underwriters a 30-day option to purchase up to an additional 6,818,181 shares of Common Stock.

The Common Stock Offering was made pursuant to the Registration Statement, a base prospectus, dated June 9, 2026, included as part of the Registration Statement and a prospectus supplement, dated June 10, 2026 and filed with the SEC on June 12, 2026.

The foregoing description of the Underwriting Agreement is not complete and is qualified in its entirety by reference to the full text of such agreement, a copy of which is filed herewith as Exhibit 1.2 to this Current Report on Form 8-K and is incorporated herein by reference.

In connection with the Common Stock Offering, the legal opinion as to the legality of the Common Stock sold is being filed as Exhibit 5.2 to this Current Report on Form 8-K.

Amendment to the Credit Agreement

On June 10, 2026, the Company entered into Amendment No. 2 (“Amendment No. 2”) to the Credit Agreement, dated December 29, 2025 (as amended by Amendment No. 1, dated as of January 26, 2026 and as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Company, as lead borrower, the various financial institutions from time to time party thereto, as lenders, and JPMorgan Chase Bank, N.A., as administrative agent and collateral agent. Amendment No. 2 modified the Credit Agreement to, among other things, provide the Company additional capacity under the Credit Agreement to make distributions in respect of certain series of its mandatory convertible preferred stock, subject to maintaining a pro forma Fixed Charge Coverage Ratio (as defined in the Credit Agreement) of at least 2.00:1.00.

Other than as modified pursuant to Amendment No. 2, the Credit Agreement remains in full force and effect. The foregoing descriptions of Amendment No. 2 and the Credit Agreement do not purport to be complete and are qualified in their entirety by reference to, respectively, the full text of Amendment No. 2, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference, the Credit Agreement, a copy of which was filed as Exhibit 10.1 to the Current Report on Form 8-K filed with the SEC by the Company on January 2, 2026 and is incorporated herein by reference, and Amendment No. 1 to the Credit Agreement, a copy of which was filed as Exhibit 10.1 to the Current Report on Form 8-K filed with the SEC by the Company on January 29, 2026 and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

Copies of the Company’s press releases related to the announcements of the Common Stock Offering and the ATM Offering set forth under Item 1.01 are furnished as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K. The offering of depositary shares representing Series A mandatory convertible preferred stock that is also described in these press releases is expected to close June 15, 2026 and will be described in a Current Report on Form 8-K filed on that date.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

1.1	Equity Distribution Agreement, dated as of June 11, 2026, by and among Super Micro Computer, Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC and Citigroup Global Markets Inc.

1.2	Underwriting Agreement, dated June 10, 2026, by and among Super Micro Computer, Inc. and J.P. Morgan Securities LLC and Goldman Sachs & Co. LLC, as representatives of the underwriters with respect to the Common Stock Offering.

5.1	Opinion of Freshfields US LLP.

5.2	Opinion of Freshfields US LLP.

10.1	Amendment No. 2 to the Credit Agreement, dated as of June 10, 2026, by and among Super Micro Computer, Inc. and JPMorgan Chase Bank, N.A., as administrative agent and collateral agent.

23.1	Consent of Freshfields US LLP (contained in Exhibit 5.1).

23.2	Consent of Freshfields US LLP (contained in Exhibit 5.2).

99.1	Press Release issued by Super Micro Computer dated June 9, 2026

99.2	Press Release issued by Super Micro Computer dated June 11, 2026

EX-104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPER MICRO COMPUTER, INC.

Date: June 12, 2026	By:	/s/ Charles Liang
President, Chief Executive Officer and Chairman of the Board